Minnesota Life Insurance Company

400 Robert Street North
St. Paul, MN 55101-2098
651.665.3500 Tel.

                                       MINNESOTA LIFE
                                                  A Minnesota Mutual Company

May 1, 2003



Fund D Contract Owners & Participants:

Normally at this time of year, you receive a revised Fund D prospectus. This document, while useful and informative, is costly to produce and distribute, particularly for contracts such as your Fund D contract which have not been actively sold for many years. Under a recent SEC staff position, Minnesota Life may cease its practice of producing and distributing the prospectus.

You will continue to receive annually the financial statements of Minnesota Life and those of your separate account, Variable Fund D; those statements are enclosed. You will also continue to receive annually the prospectus and annual and semi-annual reports of the underlying fund, the Advantus Series Fund. Please note there is not change in your contract or its rights as a result of this change. We will also continue to accept premiums/purchase payments, provide for annuity purchases, issue confirmations of your transactions, and provide a contract annual report, all as covered by your contract. In addition, should there be critical information about your contract that you should know about, we will notify you by letter should the occasion arise.

We continue to value your long-standing relationship with Minnesota Life. Please feel free to call 1-800-421-3334 if you have any questions.

Sincerely,

/s/ Richard L. Manke

Richard L. Manke
Vice President
Retirement Plan Services